0 KBW 2015 Southeast Bank June 23, 2015 1x1 Conference

1 Forward-Looking Statements This presentation includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements often include words such as “believe,” “expect,” “anticipate,” “estimate,” and “intend” or future or conditional verbs such as “will,” “would,” “should,” “could,” or “may.” Forward-looking statements are not historical facts but instead represent management’s current expectations and forecasts regarding future events many of which are inherently uncertain and outside of our control. Actual results may differ, possibly materially from those currently expected or projected in these forward-looking statements. Factors that could cause our actual results to differ materially from those described in the forward-looking statements, include expected cost savings, synergies and other financial benefits from the recent acquisitions might not be realized within the expected time frames or at all, and costs or difficulties relating to integration matters might be greater than expected; increased competitive pressures; changes in the interest rate environment; changes in general economic conditions and conditions within the securities markets; legislative and regulatory changes; and other factors described in HomeTrust’s latest annual Report on Form 10-K and Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission-which are available on our website at www.hometrustbanking.com and on the SEC’s website at www.sec.gov. Any of the forward-looking statements that we make in this presentation or our SEC filings are based upon management’s beliefs and assumptions at the time they are made and may turn out to be wrong because of inaccurate assumptions we might make, because of the factors illustrated above or because of other factors that we cannot foresee. We do not undertake and specifically disclaim any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements. These risks could cause our actual results for fiscal 2015 and beyond to differ materially from those expressed in any forward-looking statements by, or on behalf of, us and could negatively affect our operating and stock performance.

2 HomeTrust Bancshares, Inc. Overview Headquarters: Asheville, NC Exchange: NASDAQ: HTBI Locations: 45 Stock Price: $16.10 Total Assets: $2.6 billion Price to TBV: 90% Total Loans: $1.6 billion Market Cap: $326 million Total Deposits: $1.9 billion Average Daily Volume: 69,192 Market data as of 6/15/15 Financial data as of 3/31/15

3 HomeTrust Profile • Founded in 1926 • Operated as a mutual savings bank • 5 mutual combinations from 1996 – 2010 • 3/31/12 = $1.6 billion in assets, $171 million in capital • Converted to stock in 2012 and raised $211.6 million • Established goal of organic and acquisition growth • Plan = Enter larger, contiguous markets to support future growth • Result = Four acquisitions in past 36 months since stock conversion to enter larger growth markets • 505 employees as of 3/31/15 • Largest bank headquartered in Western North Carolina and the 5th largest community bank headquartered in N.C.

4 Asset Growth Since 1996 $318 $431 $585 $605 $609 $686 $711 $722 $748 $885 $926 $1,124 $1,348 $1,470 $1,641 $1,638 $1,720 $1,583 $2,074 $2,609 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 Mar15 ( $ 0 0 0 ) Assets Loans Deposits 2012 Stock Conversion

5 Strategic Operating Committee Leader Role Age Yrs in Banking Yrs w/HTBI Dana Stonestreet Chairman, President & Chief Executive Officer 61 37 26 Tony VunCannon Executive Vice President & Chief Financial Officer 50 27 23 Hunter Westbrook Executive Vice President & Chief Banking Officer 52 28 4 Howard Sellinger Executive Vice President & Chief Information Officer 62 40 40 Keith Houghton Executive Vice President & Chief Credit Officer 53 26 2 Teresa White Executive Vice President & Chief Administration Officer 58 10 (29 in HR) 5 Parrish Little Executive Vice President & Chief Risk Officer 47 25 1 Kathy Redmond Senior Vice President & Director of Retail Banking 60 42 5 235 106

6 Organizational Clarity – Differentiation Answers to Six Key Questions 1. Why Do We Exist? 2. How Do We Behave? 3. What Do We Do? 4. How Will We Succeed? 5. What Needs To Be Done Now? 6. Who Will Do What?

7 • (A) Strategy • (B) Execution • (C) Repositioned Repositioning for Growth

8 (A) Strategy • “Our primary objective is to continue to operate and grow HomeTrust Bank as a well-capitalized, profitable, independent community banking organization.” • “Expand our presence in contiguous larger markets that will support organic growth.” • “Create value for shareholders, employees, customers, and communities.” Business & Operating Strategy & Goals

9 (B) Execution Date Closed Description Assets Locations Commercial Relationship Managers July 31, 2013 BankGreenville $101 million 1 location 4 May 2014 Additional Pelham Rd location May 31,2014 Jefferson Bancshares, Inc. $489 million 12 locations – East Tennessee 11 July 21, 2014 Roanoke Loan Production Office – Team with more than 130 yrs. of in- market commercial lending experience 1 location 3 July 31, 2014 Bank of Commerce $123 million 1 location – Midtown Charlotte 2 Nov. 12, 2014 Raleigh Loan Production Office – Team with more than 75 yrs. of in-market commercial lending experience 1 location 4 Nov. 14, 2014 Bank of America – Acquired deposits of 10 offices $240 million in core deposits 8 locations – Southwest VA 1 Total 25 25 Acquisitions & Expansions

10 Bank of America Branch Purchase Impact • Growth in deposit accounts of 60% • Growth in low cost core deposits • Debit card growth of 170% • Internet banking growth of 110% • 5 Branch locations in Roanoke, VA to complement new Commercial LPO

11 Our Franchise Footprint

12 Growth Since Conversion (past 30 months) Mutual/Stock Conversion 9/30/2012 Actual 3/31/2015 Change Since Conversion $ % Total Assets $ 1,603 $2,609 $1,006 63% Total Loan Portfolio $ 1,203 $1,642 $439 36% 1-4 Family 611 652 41 7% HELOC’s & Consumer 143 236 93 65% Commercial Real Estate 232 452 220 95% Construction & Development 90 107 17 19% Other Commercial 127 195 68 54% Total Deposit Portfolio $ 1,160 $1,914 $754 65% Checking Accounts 239 592 353 148% Money Market/Savings 337 713 376 112% Time Deposits 584 609 25 4% Loan/Deposits 104% 86% - (18%) Locations 20 45 25 125% Employees 315 505 190 60% Source: Company’s Form 10Q (Dollars in thousands)

13 Loan Portfolio Composition Loans: At Time of Conversion ¹ Loans: 3/31/15 With Recent Acquisitions 1-4 Family 51% HELOCs & Consumer 12% Commercial Real Estate 19% Construction & Development 7% Other Commercial 11% Commercial 30% 1-4 Family 39% HELOCs & Consumer 14% Commercial Real Estate 28% Construction & Development 7% Other Commercial 12% Commercial 40% (1) Financial data as of 9/30/12

14 Deposit Portfolio Composition Deposits: At Time of Conversion (1) Deposits: 3/31/15 With Recent Acquisitions (1) Financial data as of 9/30/12 Transaction Accounts 21% MMDA / Savings 29% Time Deposits 50% Transaction Accounts 31% MMDA / Savings 37% Time Deposits 32% Core Deposits 50% Core Deposits 68%

15 Market Demographics New Markets – 150% Population increase – 532% CRM increase – 417% Commercial Relationship Markets Population Managers (CRMs) Original Markets at Conversion Asheville, NC/MSA 442,531 Lexington, NC/Davidson County 163,665 Shelby, NC/Cleveland County & Cherryville, NC 103,644 Eden, NC/Rockingham County 92,607 Forest City, NC/Rutherford County 68,177 Tryon, NC/Polk County 20,227 6 Sub Total 890,851 6 New Markets Since Conversion Charlotte, NC/Mecklenburg County 990,104 Raleigh, NC/Wake County 978,065 Greenville, SC/MSA 855,961 Knoxville, TN/MSA 855,322 Tri-Cities, TN/MSA 511,491 Roanoke, VA/MSA 313,033 Morristown, TN/MSA 115,434 Danville, VA/Pittsylvania County 62,588 Martinsville, VA/Henry County 53,050 9 Sub Total 4,735,048 25 Grand Total 5,625,899 31 15 New Markets Impact Increase 4,735,048 25 % Increase 532% 417%

16 Net income $5,467 $8,809 ($3,342) (37.9%) ROA .30% .72% (.42%) (58.3%) EPS $.28 $.46 ($.18) (39.1%) Net interest margin 3.73% 3.79% (.06%) (1.58%) Net income $8,737 $6,370 $2,367 37.2% ROA .48% .52% (.04%) (7.7%) EPS $.46 $.34 $.12 35.3% (1) Merger-related expenses totaled $5.4 million and $711,000 for the nine months ended March 31, 2015 and 2014, respectively. Recovery for loan losses totaled $250,000 and $4.8 million for the nine months ended March 31, 2015 and 2014, respectively. As Reported Earnings Release – 3/31/15 Earnings excluding merger- related expenses and recovery for loan losses, net of tax(1) Nine Months Ended 3/31/15 3/31/14 Change Amount Percent (Dollars in thousands, except per share amounts) Source: Company documents previously filed with the SEC

17 Total assets $2,608,637 $1,632,308 $976,329 59.8% Total loans 1,641,057 1,166,119 474,938 40.7% Core deposits 1,305,692 693,881 611,811 88.2% Total deposits 1,913,773 1,211,904 701,869 57.9% Nonperforming loans/ Total loans 1.88% 4.66% (2.78%) (59.7%) Classified assets/Total assets 3.51% 5.93% (2.42%) (40.8%) Book value per share $18.78 $18.32 .46 2.5% Tangible book value per share $17.77 $18.16 (.39) (2.1%) Balance Sheet Highlights At 3/31/15 3/31/14 Change Amount Percent (Dollars in thousands, except per share amounts) Source: Company documents previously filed with the SEC

18 Improving Asset Quality Net Charge-Offs / Average Loans Nonperforming Assets / Total Assets Allowance for Loan Losses / Total Loans Source: SNL Financial; company documents previously filed with the SEC (1) Annualized 0.36% 0.42% 2.10% 3.87% 3.81% 4.67% 5.07% 2.59% 1.51% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 2007 FY 2008 FY 2009 FY 2010 FY 2011 FY 2012 FY 2013 FY 2014 FY Q3 2015 1.07% 1.14% 2.04% 3.23% 3.77% 2.85% 2.75% 2.05% 1.38% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% 2007 FY 2008 FY 2009 FY 2010 FY 2011 FY 2012 FY 2013 FY 2014 FY Q3 2015 0.03% 0.01% 0.29% 1.71% 2.59% 2.34% 0.34% 0.19% 0.04% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 2007 FY 2008 FY 2009 FY 2010 FY 2011 FY 2012 FY 2013 FY 2014 FY Q3 2015 (1)

19 Liquidity and Capital To Grow Tier 1 Risk-Based Capital RatioTier 1 Leverage Ratio Total Risk-Based Capital Ratio Source: Bank Call Reports (1) New capital ratio effective January 1, 2015, not applicable for earlier periods. • Well-capitalized balance sheet allows for a variety of strategic alternatives, including: • Share repurchases • Repurchased 14% since conversion • Continuing to repurchase at below book value • Acquisitions • Dividends • Strong capital ratios at March 31, 2015 (Bank only): • Tier 1 Leverage: 10.52% • Common Equity Tier 1: 14.56% (1) • Tier 1 Risk-Based: 14.56% • Total Risk-Based Capital: 15.79% 11.38% 10.33% 9.39% 9.47% 8.40% 7.32% 15.25% 13.37% 10.52% 6.00% 7.00% 8.00% 9.00% 10.00% 11.00% 12.00% 13.00% 14.00% 15.00% 16.00% 2007 FY 2008 FY 2009 FY 2010 FY 2011 FY 2012 FY 2013 FY 2014 FY Q3 2015 13.83% 12.50% 12.31% 13.71% 12.45% 12.45% 23.16% 19.54% 15.79% 10.00% 12.00% 14.00% 16.00% 18.00% 20.00% 22.00% 24.00% 2007 FY 2008 FY 2009 FY 2010 FY 2011 FY 2012 FY 2013 FY 2014 FY Q3 2015 12.80% 11.48% 11.05% 12.45% 11.19% 11.18% 21.89% 18.29% 14.56% 8.00% 10.00% 12.00% 14.00% 16.00% 18.00% 20.00% 22.00% 24.00% 2007 FY 2008 FY 2009 FY 2010 FY 2011 FY 2012 FY 2013 FY 2014 FY Q3 2015

20 (C) Repositioned for Organic Growth And EPS Growth 1. Added six markets larger than Asheville MSA 2. Added 25 new locations 3. Added 25 commercial relationship managers 4. Achieved organic loan growth 5. Grew core deposits by $600 million 6. Added infrastructure expertise in all LOB’s 7. Added indirect auto lending 8. Added CRM system to cross-sell customers 9. Converted to national bank charter 10. United 7 names to one brand – HomeTrust Bank

21 Fiscal 2015 Focus • Integration • Execution • Organic Growth • Revenue / EPS Growth Create Sustainable Value For Shareholders!